Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic September 2025 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Legal Disclaimers 2 This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of June 30, 2025 unless otherwise noted.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFund TRANSACTION & PAYMENT PROCESSING WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 114 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of June 30, 2025 BOK Financial FootprintASSETS $51.0 billion LOANS $24.3 billion DEPOSITS $38.2 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $117.9 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Moody’s Baa1 (OS) Baa1 (OS) Fitch Ratings A (OS) A (OS) *Total assets as of 12/31/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. *Chart data based on Bloomberg EPS data for BOKF and KRX index members as of 2024. Chart data is indexed to 1 as of 1994. Long-term EPS Growth vs. KRX Median* 4 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman BOKF CAGR = 8.2% KRX CAGR = 4.0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 6/30/2025 as of 6/30/2025 Commercial real estate Healthcare Loans to individuals Services Energy General business Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 5 23% 16% 18% 15% 11% 17% 32% 15% 12% 6% 3% 3% 29%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio Composition as of 6/30/2025 77% 14% 8% Oil & Gas Producers Oil & Gas Midstream Services 10% 9% 81% Hospital Medical Services Senior Housing 45% 24% 12% 11% 2% 6% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Seasoned internal petroleum engineering staff to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (30%), Colorado (10%), Arizona (9%), Oklahoma (7%), New Mexico (6%) and Kansas/Missouri (4%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 161%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production/bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $2.7 billion outstanding $3.8 billion outstanding $5.5 billion outstanding 6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '22 Dec '23 Dec '24 Jun'25 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($Millions) Deposit Mix by Geography 4% 53% 9% 5% 6% 23% Demand Interest-bearing transaction Savings Time 7 Source: Company filings, S&P Global Market Intelligence Deposit Mix by Line of Business Total Deposit Breakdown 29% 49% 19% 3% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 36% 24% 20% 10% 6% 4% Corporate Small/Med. Business Energy Native American Healthcare CRE IB Deposit Cost (%) 3.20%3.68%2.79%0.53% 39% 54% 4% 3% 27% 62% 2%9% 22% 67% 9% 2% 21% 68% 2% 9%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Peer-leading Fee Income and Steady Profitability Summary 35%-40% of total revenues come from a diverse set of well- established fee income businesses, a differentiator compared to other midsized regional banks Markets & Securities Segment • Consistently among the top dealers of mortgage backed securities • Robust municipal and advisory services • Strong mortgage originator and servicer Asset Management & Transactions Segment • $118 billion in assets under management and administration • 8th largest corporate trustee bank ranked by number of trusteeships • Top 10 Electronic Funds Transfer processor in the United States through our TransFund business, which provides Debit and Credit Issuing Processing (EFT) for almost 500 Banks & Credit Unions throughout the U.S. Brokerage & trading Institutional trading, retail brokerage, investment banking, and customer hedging activities including commodity, interest rate, and foreign exchange Transaction card ATM network and merchant services Fiduciary & asset management Mutual funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Mortgage banking Direct mortgage originations and mortgage servicing 8 Q2 2025 Fee Income % vs. KRX Index Fee Income % —% 5% 10% 15% 20% 25% 30% 35% 40% BOKF

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth / Asset Management - Banking and investment management, trust and estate administration, and Cavanal Hill family of funds • Institutional Wealth - Retirement plan services, financial planning, corporate trust, business transition services, institutional investment management, and asset custody • Hedging and Risk Management - Energy, commodities, FX, interest rate, and mortgage production hedging • Institutional Sales and Trading - Institutional investing, public and corporate finance, and reinsurance services • Specialty Asset Management - Mineral management, real estate management, and advisor trust services Wealth Management By The Numbers • Assets under management or administration: $117.9 billion • Fiduciary assets: $71.1 billion • Average loans: $2.2 billion • Average deposits: $10.7 billion • More than $1 trillion in traded securities annually Assets Under Management or Administration ($Billions) Wealth Management Revenue ($Millions) 9 Total Fiduciary Assets Assets Held in Safekeeping or Administration 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 June 2025 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 CAGR: 5.9% Other Operating Revenue NII after loans charged off 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 CAGR: 7.6% $592.1 $117.9

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Awards, Recognition, and Rankings • Retirement Plan Services recognized as a top five provider and recipient of six "Best in Class" awards in 2023 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States and #1 in Texas • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fifteen Lipper awards over the past 13 years for Cavanal Hill, our proprietary mutual fund family 10 Cavanal Hill, 2% BOK Financial Securities, 33% Institutional Wealth, 22% Private Wealth, 43% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Cavanal Hill, 4% BOK Financial Securities, 23% Institutional Wealth, 53% Private Wealth, 20% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Wealth AUM by Line of Business Wealth Revenue by Line of Business For the three months ended June 30, 2025 As of June 30, 2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Mortgage Finance Successful launch of business in the 3rd quarter • First loans have been funded • $270 million of approved credit facilities as of September 8, 2025, outstanding balances to ramp up over second half of the year • Approximately 90% of current Mortgage Finance clients and prospects have existing relationships with the Bank • Cross-sell opportunities include, but are not limited to, deposit and treasury management solutions, Private Wealth, Trading and Hedging Services 11 Origination • Full-service retail origination capabilities Servicing • Over 126,000 loans with $22.5 billion in balances serviced at 6/30 Mortgage Finance (NEW) • Warehouse lending, MSR facilities, other financing solutions Trading, pooling, and hedging • Existing customer base of more than 500 mortgage originators Completes BOKF's mortgage lifecycle product offering: Treasury Management Solutions • Robust suite of tools for mortgage servicers and originators

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 4.5% CAGR: 4.7% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 800+ million EFT transactions processed in 2024 • Second highest year in TransFund history for debit processing, ATM, and merchant sales in 2024 Merchant Payment Processing • Process payments for 4,500 merchant and cash advance locations • In 2024, processed $3.4 billion in merchant sales MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2024 12 0 100 200 300 400 500 600 700 800 900 2024 2016 $— $1,000 $2,000 $3,000 $4,000 2024 2016

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q2 Financial Highlights * Non-GAAP measure **Q2 2024 net income adjusted for the Visa B gain and related contribution to the BOKF Foundation and the additional FDIC special assessment expense would have been $131.1 million and EPS of $2.02 per share (Non-GAAP measure. Refer to Form 8-K furnished on July 22, 2024) Attributable to shareholders Per share (diluted) Net Income • Net Income was $140.0 million, or $2.19 per diluted share • Net interest margin expanded 2 basis points to 2.80% and core net interest margin, excluding trading, grew 7 basis points to 3.12%* • Period end loans grew $602 million or 2.5% to $24.3 billion with growth in our core C&I portfolio, commercial real estate, and loans to individuals, partially offset by a decease in energy balances • Asset quality remains very strong with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $74 million or 0.31% of outstanding loans and repossessed assets. Net charge-offs were $561 thousand during Q2 • Continued strong capital and liquidity position with TCE reaching 9.6% during the quarter and a loan to deposit ratio of 64% 13 $163.7 $140.0 $136.2 $119.8 $140.0 $2.54 $2.18 $2.12 $1.86 $2.19 2Q24 3Q24 4Q24 1Q25 2Q25 ($Million, exc. EPS) Q2 2025 Q1 2025 Q2 2024** Net income $140.0 $119.8 $163.7 Diluted EPS $2.19 $1.86 $2.54 Net income before taxes $180.8 $154.8 $211.0 Provision for credit losses $0.0 $0.0 $8.0 Pre-provision net revenue* $180.7 $154.8 $219.0 Efficiency ratio* 65.4% 68.3% 59.8% Revenue Composition as of 6/30/2025 62% 7% 12% 6% 6% 4% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 14 ◦ Period end loan balances increased $602 million, spread broadly across the portfolio with growth in our core C&I portfolio, commercial real estate and loans to individuals, partially offset by lower energy balances. Average loan balances grew $108 million ◦ Average deposits decreased $222 million in Q2, largely attributed to demand deposit balances ◦ The loan-to-deposit ratio increased by 2% to 64% at June 30, but continues to be well below the pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $3.9 billion to $117.9 billion, driven by higher market valuations and continued new business growth ($Billion) Q2 2025 Quarterly Sequential Quarterly YOY Period End Loans $24.3 2.5% (1.1)% Average Loans $24.2 0.5% (0.9)% Period End Deposits $38.2 (0.1)% 5.5% Average Deposits $38.1 (0.6)% 7.0% Fiduciary Assets $71.1 4.4% 14.8% Assets Under Management or Administration $117.9 3.4% 9.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 15 100 year history in energy lending and a tested playbook • 72% oil / 28% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '25 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Combined Services & General Business (Core C&I) balances increased $87 million or 1.1% linked quarter driven by Native American lending and general business loans • Energy balances decreased $126 million as we continued to see elevated, but subsiding payoffs in this portfolio • Healthcare balances increased $19 million linked quarter • Commercial Real Estate loan balances grew $358 million or 6.9% linked quarter, primarily in multifamily, retail and industrial loans 16 ($Million) June 30, 2025 Mar. 31, 2025 June 30, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,734.7 $ 2,860.3 $ 3,451.5 (4.4)% (20.8)% Services 3,658.8 3,704.8 3,577.1 (1.2)% 2.3% Healthcare 3,808.9 3,789.4 4,231.1 0.5% (10.0)% General Business 4,181.7 4,048.8 4,363.7 3.3% (4.2)% Total Commercial $ 14,384.2 $ 14,403.4 $ 15,623.4 (0.1)% (7.9)% Multifamily $ 2,473.4 $ 2,336.3 $ 1,997.3 5.9% 23.8% Industrial 1,304.2 1,163.1 1,215.0 12.1% 7.3% Office 690.1 704.7 876.9 (2.1)% (21.3)% Retail 592.0 497.6 547.7 19.0% 8.1% Residential Construction and Land Development 105.7 105.2 88.3 0.5% 19.8% Other Commercial Real Estate 356.0 356.7 358.4 (0.2)% (0.7)% Total Commercial Real Estate $ 5,521.4 $ 5,163.5 $ 5,083.6 6.9% 8.6% Loans to individuals $ 4,386.6 $ 4,123.5 $ 3,846.6 6.4% 14.0% Total Loans $ 24,292.2 $ 23,690.5 $ 24,553.6 2.5% (1.1)%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains exceptional with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $74 million or 0.31% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 1 bp with net charge-offs of $561 thousand during Q2 • No provision for credit losses was necessary for the quarter, a combined allowance for credit losses of $330 million or 1.36% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 17 0.11% 0.00% 0.01% 0.02% 0.01% 2Q24 3Q24 4Q24 1Q25 2Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 11.2% 11.3% 12.0% 10.1% 10.3% 4Q18 4Q19 2Q24 3Q24 4Q24 1Q25 2Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $11.9 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans. Core net interest income, excluding trading, increased $11.0 million* Net Interest Margin • 2 basis points NIM increase with core net interest margin, excluding trading, increasing 7 basis points* 18 ($Million) Q2 2025 Q1 2025 Q2 2024 Quarterly sequential Quarterly YOY Net Interest Income $328.2 $316.3 $296.0 3.8% 10.9% Net Interest Margin 2.80% 2.78% 2.56% 2 bps 24 bps Yield on Loans 6.71% 6.71% 7.41% 0 bps (70) bps Tax-equivalent Yield on Earning Assets 5.47% 5.45% 5.80% 2 bps (33) bps Cost of Interest-bearing Deposits 3.17% 3.24% 3.76% (7) bps (59) bps Rate on Interest- bearing Liabilities 3.40% 3.42% 4.15% (2) bps (75) bps Net Interest Income ($Million) $296.3 $304.4 $308.4 $301.1 $312.0 $(0.3) $3.8 $4.6 $15.2 $16.1 NII excl. Trading * Trading NII 2Q24 3Q24 4Q24 1Q25 2Q25 $0 $100 $200 $300 $400 2.56% 2.68% 2.75% 2.78% 2.80% 2.94% 3.02% 3.09% 3.05% 3.12% Reported NIM NIM excl. Trading * 2Q24 3Q24 4Q24 1Q25 2Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income increased $6.3 million driven by steady customer demand and higher mortgage origination volumes from seasonal production Syndication Fees • Syndication fee income grew $1.9 million related to the volume and timing of transactions. This is the highest quarterly revenue in this line since 2022 19 ($Million) Q2 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 14.4 $ 6.3 77.9% (47.9)% Mortgage Banking 19.0 (0.8) (4.1)% 2.0% Customer Hedging Fees 7.5 (0.9) (10.5)% 11.0% Brokerage Fees 5.1 0.2 3.1% 5.7% Syndication Fees 5.1 1.9 58.3% 28.1% Investment Banking Fees 6.0 (0.4) (6.2)% (38.4)% Markets & Securities $ 57.1 $ 6.2 12.3% (20.3)% ($Million) Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Trading Fees $ 14.4 $ 8.1 $ 33.1 $ 23.6 $ 27.7 Trading NII* 16.1 15.2 4.6 3.8 (0.3) Total Trading Revenue $ 30.5 $ 23.3 $ 37.7 $ 27.4 $ 27.4 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Record quarter for fiduciary and asset management revenue, transaction card, and deposit service charges • Fiduciary and Asset Management revenue grew $3.0 million driven by increased trust and mutual fund income and a seasonal increase in tax preparation fees • Assets under management or administration (“AUMA”) increased $3.9 billion during the quarter driven by increased market valuations and new business growth • Transaction card revenue grew $2.5 million supported by disciplined pricing strategies, targeted customer acquisition efforts, and a seasonal uplift in transaction activity 20 ($Million) Q2 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 57.1 $ 6.2 12.3% (20.3)% Fiduciary & Asset Management 64.0 3.0 4.9% 11.1% Transaction Card 29.6 2.5 9.1% 8.5% Deposit Service Charges & Fees 31.3 1.0 3.4% 5.9% Other Revenue 15.4 0.5 3.2% 9.9% Asset Management & Transactions 140.2 7.0 5.2% 9.2% Total Fees & Commissions $ 197.3 $ 13.2 7.2% (1.3)% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses were largely consistent with the prior quarter. Increased compensation expenses, primarily driven by the full quarter effect of annual merit increases in March, were offset by a seasonal decrease in payroll taxes. • Non-personnel expense increased $6.4 million, led by increased technology costs related to ongoing projects and operational losses 21 ($Million) Q2 2025 Q1 2025 Q2 2024 % Incr. Seq. % Incr. YOY Personnel Expense $214.7 $214.2 $191.1 0.2% 12.4% Other Operating Expense $139.8 $133.3 $145.6 4.8% (4.0)% Total Operating Expense $354.5 $347.5 $336.7 2.0% 5.3% Efficiency Ratio* 65.4% 68.3% 59.8% --- --- * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2025 Full Year Outlook 22 *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure Business Driver 2024 Actuals FY '25 As of 07/21/25* Notes EOP Loans $24.1 billion Mid to upper single-digit growth rate Core C&I grew at an 8.1% rate in 2024. CRE loan funding accelerated in Q2. Mortgage Finance expected in Q3. EOP Inv Securities $14.9 billion Flat Net Interest Income $1.2 billion $1.325 to $1.375 billion Assumes two 25bp rate cuts (Sept/Dec) by year-end. Incremental NII growth supported by mix shift of total trading revenue from fees to NII. Fees & Commissions $810 million $775-$825 million Total Revenue $2.05 billion Mid to upper single-digit growth rate Expenses $1.37 billion Mid single-digit growth Expect the lower end of the range Efficiency Ratio** 64.3% Approximately 65% Declining quarterly trend in 2025 as revenue grows. The 2024 efficiency ratio adjusted for discrete items would have been 65.4%. Provision Expense $18 million Below 2024 levels Credit outlook remains strong and charge off levels are expected to remain low.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 82% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.19% on NII 23 Scenario Δ NII % Δ NII $ Down 200 Ramp, year 1 1.89% $26.2 million Down 100 Ramp, year 1 0.80% $11.1 million Up 100 Ramp, year 1 (1.09)% $(15.1) million Up 200 Ramp, year 1 (2.79)% $(38.6) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.2 years, extending to only 3.7 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q2 2025 was $623 million 93% 5% 2% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 06/30/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances decreased $36 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 171% at June 30, 2025 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses was 12.5%* • Tangible Common Equity ratio including held-to-maturity losses was 9.4%* 24 Q2 2025 Q1 2025 Q2 2024 Loan to Deposit Ratio 63.5% 61.9% 67.7% Period-End Deposits $38.2 billion $38.3 billion $36.2 billion Available Secured Capacity $21.2 billion $21.9 billion $20.4 billion Common Equity Tier 1 13.6% 13.3% 12.1% Total Capital Ratio 14.5% 14.5% 13.3% Tangible Common Equity Ratio * 9.6% 9.5% 8.4% $25.8 $15.1 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~171% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic